                                                      Exhibit 1.A.(3)(d)(iii)(b)

                                   SCHEDULE A
                                   ----------


           Name of Separate Account and                    Contracts Funded
           Date Established by Board of Directors          By Separate Account                 Designated Portfolio
           --------------------------------------          -------------------                 --------------------
           Pruco Life of New Jersey Flexible               Discovery Select Annuity            Janus Aspen Series
           Premium Variable Annuity Account                Contract                            - Growth Portfolio
           est. May 20, 1996                                                                   - International Growth Portfolio


           Pruco Life of New Jersey Variable               Variable Universal Life             Janus Aspen Series
                                                                                               ------------------
           Appreciable Account                             Insurance Contract                  - Growth Portfolio
           est. January 13, 1984                                                               - International Growth Portfolio


           Pruco Life of New Jersey Flexible               Discovery Choice                    Janus Aspen Series
                                                                                               ------------------
           Premium Variable                                Annuity Contract                    - Growth Portfolio
           Annuity Account                                                                     - International Growth Portfolio
           est. May 20, 1996


           Pruco Life of New Jersey Variable               Pruselect III Variable              Janus Aspen Series
                                                                                               ------------------
           Appreciable Account                             Universal Life Insurance            - Growth Portfolio
           est. January 13, 1984                           Contract                            - International Growth Portfolio


           Pruco Life of New Jersey Variable               Survivorship Variable               Janus Aspen Series
                                                                                               ------------------
           Appreciable Account                             Universal Life Insurance            - Growth Portfolio
           est. January 13, 1984                           Contract                            - International Growth Portfolio

     IN WITNESS WHEREOF, the undersigned parties hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 21st day of January, 1997. This amendment shall be effective as of the 15th day of August, 1999.


COMPANY:                         PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                 By its authorized officer,

                                 By: /s/ Esther H. Milnes
                                     --------------------
                                 Title:  President
                                         ---------
                                 Date:  April 3, 2000
                                        -------------


FUND:                            JANUS ASPEN SERIES

                                 By its authorized officer,

                                 By:  /s/ Bonnie Howe
                                      ---------------
                                 Title: Vice President
                                        --------------
                                 Date:  March 31, 2000
                                        --------------


FUND:                            JANUS CAPITAL CORPORATION

                                 By its authorized officer,

                                 By:  /s/ Bonnie Howe
                                      ---------------
                                 Title: Vice President
                                        --------------
                                 Date:  March 31, 2000
                                        --------------